UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2000




                SOUTH ALABAMA BANCORPORATION, INC.
      (Exact name of registrant as specified in its charter)

     Alabama                       0-15423              63-0909434
(State or other jurisdiction of    Commission file      (I.R.S. employer
 incorporation or organization)    Number               Identification Number)

 100 St. Joseph Street, Mobile, Alabama         36602
(Address of principal executive offices)      (Zip Code)

                          (334) 431-7800
       (Registrant's telephone number, including area code)

N/A
Former Name, Former Address and Former Fiscal Year, if changed since last report


Item 5. Other Events and Regulation FD Disclosure

     On December 20, 2000, the Registrant announced that it was negotiating a definitive agreement for the combination of the Registrant and The Peoples BancTrust Company, Inc. ("Peoples") to be structured as a merger of equals. Under the proposed exchange, the Registrant's shareholders would own 56 percent and Peoples' shareholders would own 44 percent of the surviving corporation.

     Further information is set forth in a press release dated December 20, 2000, attached as Exhibit 99.1 and incorporated herein by reference.


Item 7. Financial Statements and Exhibits

     Exhibit 99.1 Press release dated December 20, 2000.




Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                 SOUTH ALABAMA BANCORPORATION, INC.



12/27/2000                    /s/F. Michael Johnson
Date                          F. Michael Johnson
                              Chief Financial Officer